SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

HASTINGS MANUFACTURING COMPANY
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-3574 (Commission File Number)	38-0633740 (IRS Employer Identification no.)

325 North Hanover Street Hastings, Michigan (Address of principal executive offices)	49058 (Zip Code)

Registrant's telephone number,
including area code:  (269) 945-2491

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits: The following is attached as an exhibit to this report on Form 8-K:

	99.1	Hastings Manufacturing Company Press Release dated May 7, 2003.

Items 9 and 12.	Regulation FD Disclosure and Results of Operations and Financial Condition.

          On May 7, 2003, Hastings Manufacturing Company issued the press release attached as Exhibit 99.1 to this Form 8-K concerning its financial results for the first quarter of 2003.

          This information, which is required to be disclosed pursuant to Item 12 of Form 8-K, is being furnished under Items 9 and 12 in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216 (March 27, 2003). This report and the exhibit are furnished and are not considered "filed" with the Securities and Exchange Commission.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2003	HASTINGS MANUFACTURING COMPANY

	By	/s/ Thomas J. Bellgraph
Thomas J. Bellgraph Vice President of Corporate Administration

EXHIBIT INDEX

99.1	Hastings Manufacturing Company Press Release dated May 7, 2003.